INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2017
INTANGIBLE ASSETS, NET
INTANGIBLE ASSETS, NET

10. INTANGIBLE ASSETS, NET

        The following table summarizes the Company's intangible assets:

At December 31, 2017	Gross Carrying Amount	Accumulated Amortization	Net
	$	$	$
Technical know-how	2,334	(1,371)	963
Computer software	20,883	(10,860)	10,023

Total intangible assets, net	23,217	(12,231)	10,986

At December 31, 2016	Gross Carrying Amount	Accumulated Amortization	Net
	$	$	$
Technical know-how	1,431	(1,183)	248
Computer software	15,884	(7,710)	8,174

Total intangible assets, net	17,315	(8,893)	8,422

        Amortization expense for the years ended December 31, 2015, 2016 and 2017 were $2,235, $6,544 and $4,659, respectively.

        Amortization expenses of the above intangible assets are expected to be approximately $2.8 million, $2.8 million, $2.1 million, $1.6 million and $1.7 million for the years ended December 31, 2018, 2019, 2020, 2021, 2022 and thereafter, respectively.